“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call Second Quarter 2015 August 5th, 2015 Exhibit 99.2

Forward Looking Statements &
Non GAAP Measures
“Focused manufacturer
of engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s
Second Quarter 2015 Earnings Release on the Investor Relations section of our website
www.manitexinternational.com
for a description and/or reconciliation of these measures.

“Focused manufacturer
of engineered lifting
equipment”
Overview
Core
boom
truck
market
-
impact
of
energy
sector
o
Reduced
new
equipment
purchases
&
redeployment
of
surplus
equipment
into
other
growing
sectors
Manitex
diversification
actions
and
benefits
PM
Group
(acquisition
January
15
th
2015)
o
$23m
revenues
and
10%
EBITDA
margins
in
Q2-2015
o
Little
exposure
to
energy
or
N.
America
markets,
where
MNTX
is
strong,
growth
in
international
markets
ASV
(51%
acquisition
December
2014)
o
$32m
revenues
and
10%
EBITDA
margins
in
Q2-2015
o
General
construction
markets
N.
America
&
Australasia
Cost
and
debt
reduction
and
portfolio
review
o
Cost
saving
project
delivering
to
plan:
approx.
50%
of
forecast
ytd
savings
delivered
in
first
half
for
benefit
of
$2.0
million

“Focused manufacturer
of engineered lifting
equipment”
Commercial Overview
Q2 market conditions generally slow.
o
Oil and gas demand significantly lower impacting core crane products
o
N. American general construction demand for our equipment steady in the quarter
o
European and international markets modest improvement and  together with benefit from more competitive Euro.
o
Strong US dollar impacting translation of sales / profit as well as adversely impacting demand eg
in Canada
Significant activity and interest related to our new acquisition products
o
PM sales increased 17% compared to Q1-2015 with gains in N. America, Europe and Middle
East
o
Assembly / manufacturing project at our Georgetown TX facility proceeding to plan
o
ASV brand well received and gaining momentum.
o
Full range of product for H2-2015 (skid steer and compact track loaders)
o
New ASV dealer sign-ups accelerating into second half of the year.
6/30/15 Backlog of $97.5 million (12/31/14, $107.3 million; 6/30/14, $102.5 million):
o
Broad based order book: ASV 13%, PM 18% both increases quarter over quarter, Manitex 69%
o
Military orders for second half of 2015 shipments included

Key Figures -
Quarterly
“Focused manufacturer
of engineered lifting
equipment”
USD thousands
Q2-2015*
Q2-2014
Q1-2015*
Net sales
$105,604
$68,399
$105,882
% change in Q2-2015 to prior period
54.4%
--
Gross profit
19,816
13,144
19,453
Gross margin %
18.8%
19.2%
18.4%
Adjusted Operating expenses
14,811
7,966
14,284
Adjusted Net Income
351
2,986
1,518
Adjusted Earnings Per Share
$0.02
$0.22
$0.10
Adjusted Ebitda
8,091
6,293
8,030
Adjusted Ebitda
% of Sales
7.7%
9.2%
7.6%
Working capital
97,548
84,392
98,938
Current ratio
1.8
2.5
1.8
Backlog
97,455
102,517
109,625
% change in Q2-2015 to prior period
(9.2%)
(11.1%)
*As adjusted. See reconciliation to US GAAP on appendix

“Focused
manufacturer of
engineered lifting
equipment”
Q2-2015 Operating Performance*
(*as adjusted for acquisition related costs)
$m
Q2-2014
sales
$68.4
Currency translation
(10.2)
Sales
from acquisitions
55.4
Volume
(8.0)
Q2-2015 sales
$105.6
$m
Q2-2014
Net income
$3.0
Increase
in gross margin from sales
6.7
Operating expenses from acquisitions
(7.8)
Reduced SG&A
& R&D
0.9
Interest
expense
(3.2)
Other income (expense)
(0.2)
Tax & other
1.2
Attributable
to
noncontrolling
interest
(0.2)
Q2-2015 Adjusted net income
$0.4

Working Capital
“Focused manufacturer
of engineered lifting
equipment”
$000
June 30,
2015
December 31,
2014
Working Capital
$97,548
$85,627
Days sales outstanding (DSO)
68
83
Days payable outstanding (DPO)
60
60
Inventory turns
2.8
2.2
Current ratio
1.8
2.0
Operating working capital
145,506
121,571
Operating working capital % of annualized last
quarters sales (LQS)
34.4%
45.4%
Operating working capital increase of $23.9m of which $20.2m from PM acquisition in January. Improved % to LQS
Working capital ratios now reflect higher proportion of international activity.
Current ratio would be 2.1 at June 2015 adjusting for PM working capital facilities of
$20.0m  that are transactional and therefore current, (compared to N. American term lines of credit that are long term)

“Focused manufacturer
of engineered lifting
equipment”
$000
June 30,
2015
December 31,
2014
Total Cash
$6,308
$4,370
Total Debt
197,030
112,294
Total Equity
137,296
128,006
Net capitalization
$328,018
$235,930
Net debt / capitalization
58.1%
45.7%
Debt to Pro-forma TTM adjusted EBITDA
ratio
5.5
5.4
Repayments
of
term
debt
of
$5.2m
in
Q2-2015
and
$8.0
million
year
to
date
June
30
th.
.
Cash and availability under working capital lines of $42 million.
Cash
provided
by
operating
activities
in
three
months
ended
June
30
th
2015
was
$7.0
million,
compared
to usage of $4.4m for the second quarter of 2014.
Debt & Liquidity
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash

“Focused manufacturer
of engineered lifting
equipment”
Debt
USD millions
PM
ASV
Manitex & CVS
Total
6/30/15
6/30/15
6/30/15
6/30/15
Working capital borrowings
20.0
16.2
45.3
81.5
Bank term
debt
35.4
39.0
9.1
83.5
Capital leases
-
3.6
3.6
Convertible notes
21.0
21.0
Other notes
7.4
7.4
$55.4
$55.2
$86.4
$197.0
Note:
Non-recourse to Manitex
International
Inc.
$55.4
$55.2
$7.4
$115.4
Availability on working capital
lines plus cash
$42.0

Summary
“Focused manufacturer
of engineered lifting
equipment”
Very clear goals in place
Implementation and execution of integration of PM strategy
Cash generation to continue debt reduction
Expand ASV through new distribution
Begin program of strategic rationalization to drive growth in highest margin products and operating units

APPENDIX
“Focused manufacturer
of engineered lifting
equipment”
Reconciliation of Q2-2015
Adjusted net income and
adjusted EPS
Reconciliation of Q2-2015
Adjusted EBITDA to GAAP
net income
Q2-2015 Acquisition and
other expense
Three Months Ended
Six Months Ended
June 30,
2015
June 30,
2014
June 30,
2015
June 30,
2014
Net  income (loss)
138
2,986
(86)
4,863
Net income attributable to noncontrolling
interest
178
--
472
--
Income tax
134
1,437
168
2,342
Interest expense
3,899
716
6,833
1,521
Foreign currency transaction losses (gain)
266
(86)
(679)
(75)
Other (income) expense & loss from non-
marketable equity investment
29
125
78
138
Acquisition and other expense
361
--
3,388
--
Depreciation & Amortization
3086
1,115
5,986
2,226
Adjusted Earnings before interest,
taxes, depreciation and amortization
(Adjusted EBITDA)
$8,091
$6,293
$16,160
$11,015
Adjusted EBITDA % to sales
7.7%
9.2%
7.6%
8.4%
Second Quarter 2015
Pre-tax
After-tax
EPS
Deal transaction related
$361
$258
$0.01
Exceptional operating cost
--
--
--
Change in noncontrolling
interest
$(45)
$(45)
$--
Total
$316
$213
$0.01
Three Months Ended
Six Months Ended
June 30,
2015
June 30,
2014
June 30,
2015
June 30,
2014
Net
(loss) income
as reported
$138
$2,986
($86)
$4,863
Pre –
tax acquisition and other expenses
361
--
3,388
--
Tax effect based on jurisdictional blend
(103)
--
(982)
--
Change
in net income attributable to
noncontrolling interest
(45)
--
(451)
--
Adjusted Net Income
$351
$2,986
$1,869
$4,863
Weighted average diluted shares
outstanding
16,031,011
13,874,289
15,925,241
13,857,398
Diluted earnings per share as reported
$0.01
$0.22
($0.01)
$0.35
Total EPS Effect
$0.01
--
$0.13
--
Adjusted Diluted earnings per share
$0.02
$0.22
$0.12
$0.35